                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                      BEA Strategic Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        BEA STRATEGIC INCOME FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022

                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON MONDAY, MAY 12, 1997
                                 --------------

TO OUR STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of BEA Strategic Income Fund, Inc. (the "Fund") will be held on Monday, May 12, 1997, at 11:30 a.m., New York City time, at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022. The purpose of the Meeting is to consider and act upon the following proposals and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

         1. To elect four (4) Directors for the ensuing year.

         2. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent public accountants for the year ending December 31, 1997.

         3. To approve an amendment to the Fund's Articles of Incorporation to change the name of the Fund.

    The close of business on April 4, 1997 has been fixed as the record date for the determination of the stockholders of the Fund entitled to notice of, and to vote at, the Meeting.

    This notice and related proxy material are first being mailed on or about April 21, 1997.

                                          By Order of the Board of Directors
                                             /s/Michael A. Pignataro
                                            MICHAEL A. PIGNATARO
                                                 SECRETARY

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.

Dated: April 21, 1997

                        BEA STRATEGIC INCOME FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022

                              -------------------

                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON
                              MONDAY, MAY 12, 1997

                              -------------------

    This statement is furnished by the Board of Directors (the "Board") of BEA Strategic Income Fund, Inc., a Maryland corporation (the "Fund"), in connection with the solicitation by it of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Monday, May 12, 1997 at 11:30 a.m., New York City time, at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

    If the accompanying proxy card (the "Proxy") is properly executed and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified and the Proxy is signed, shares will be voted FOR the election of each nominee for Director, FOR the other Proposals stated in the accompanying Notice of Annual Meeting and FOR any other matters that may properly come before the Meeting and that are deemed appropriate. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by requesting such action at the Meeting.

    The close of business on April 4, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 8,454,140 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting and fractional shares are entitled to proportionate shares of one vote. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about April 21, 1997.

    BEA Associates ("BEA") is the investment adviser to the Fund. The principal executive office of BEA is located at One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The Fund employs Chase Global Funds Services Company (formerly Mutual Funds Service Company) (the "Administrator") under an Administration Agreement to provide certain administrative services to the Fund. The principal business address of the Administrator is 73 Tremont Street, Boston, Massachusetts 02108-3913.

    The Fund's Annual Report containing audited financial statements for the year ended December 31, 1996 has previously been furnished to all stockholders of the Fund. It is not to be regarded as proxy-soliciting material. The Fund will furnish, without charge, a copy of its most recent unaudited Semi-Annual Report and audited Annual Report, upon written or oral request to the Fund c/o BEA Associates, One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022, toll-free telephone number (800) 293-1232. These requests will be honored within three business days of receipt.

    The holders of one-third of the shares of the Fund outstanding at the close of business on the record date, present in person or by proxy, will constitute a quorum for the Meeting. Shares represented by properly executed Proxies that are marked "ABSTAIN" and broker non-votes will be treated as shares that are present for determining whether a quorum has been achieved at the Meeting. In the event that a quorum is not present or represented, the holders of a majority of the shares present in person or by proxy may adjourn the Meeting, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. If a quorum is present, but sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each proposal, unless directed to vote against such proposal, in which case such shares will be voted AGAINST the proposed adjournment.

    The election of Directors (Proposal No. 1) requires for approval the affirmative vote of a plurality of the shares cast at the Meeting. The affirmative vote of the holders of a majority of the shares cast at the Meeting is required for the ratification of the selection of Price Waterhouse LLP as independent public accountants for the Fund (Proposal No. 2). The affirmative vote of the holders of two-thirds of the shares entitled to be cast at the Meeting is required for approval of the amendment to the Fund's Articles of Incorporation that is necessary to change the Fund's name (Proposal No. 3). Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposals.

    The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The Fund has also retained MacKenzie Partners, Inc. ("MacKenzie"), a proxy solicitation firm, for a fee payable by the Fund of approximately $5,000 plus reimbursement for its reasonable expenses. The solicitation of proxies will be made largely by mail, but may include telephonic, telegraphic or oral communications by employees of MacKenzie and, without additional cost to the Fund, BEA.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

    At the Meeting, four (4) Directors will be elected to hold office until the next annual meeting of stockholders following their election and until their respective successors are elected and qualified. It is the intention of the persons named in the accompanying Proxy to vote for the election of Enrique R. Arzac, Lawrence J. Fox, James S. Pasman, Jr. and William J. Priest, Jr. All of the nominees are currently members of the Board of Directors. Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected.

    The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board may recommend.

    The following table sets forth certain information regarding the Directors of the Fund, each of whom has been nominated for re-election to the Board of Directors. Each Director who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk in the table below. Each Director has sole voting and investment power with respect to the shares shown. Each Director and the officers and Directors of the Fund as a group owns less than one percent of the outstanding shares of Common Stock of the Fund.

                                        SHARES                                                         MEMBERSHIPS ON BOARDS
                                     BENEFICIALLY                                                       OF OTHER REGISTERED
                                       OWNED ON      CURRENT PRINCIPAL OCCUPATION                       INVESTMENT COMPANIES
                                       APRIL 4,        AND PRINCIPAL EMPLOYMENT     LENGTH OF SERVICE    AND PUBLICLY HELD
            NAME (AGE)                   1997         DURING THE PAST FIVE YEARS       AS DIRECTOR           COMPANIES
-----------------------------------  ------------   ------------------------------  -----------------  ----------------------
Prof. Enrique R. Arzac (55) .......        1,500    Professor of Finance and           Since 1990.     Director of nine other
  Columbia University                               Director of the Financial                          BEA-advised investment
  Graduate School of                                Management Program, Graduate                       companies; Director of
  Business                                          School of Business, Columbia                       The Adam Express
  New York, NY 10027                                University (1971-present).                         Company; Director of
                                                                                                       Petroleum and
                                                                                                       Resources Corporation.
Lawrence J. Fox (53) ..............            0    Managing Partner and Chairman      Since 1990.     Director of one other
  110 PNB Building                                  of Professional Responsibility                     BEA- advised
  Broad and Chestnut Streets                        Committee of Drinker Biddle &                      investment company.
  Philadelphia, PA 19107                            Reath (1/92-present); Partner
                                                    of Drinker Biddle & Reath
                                                    (since 1976).
James S. Pasman, Jr. (66) .........        1,000    Currently retired; President       Since 1988.     Director of one other
  29 The Trillium                                   and Chief Operating Officer of                     BEA- advised
  Pittsburgh, PA 15238                              National InterGroup, Inc.                          investment company;
                                                    (4/89-3/91).                                       Director of ADT, Ltd.
William J. Priest, Jr.* (55) ......            0    Chairman of the Management         Since 1997.     Director of ten other
  153 East 53rd Street                              Committee, Chief Executive                         BEA- advised
  New York, NY 10022                                Officer and Executive Director                     investment companies.
                                                    of BEA (12/90-present).

Directors and officers as a group
  (11) ............................        2,500

--------------
* Mr. Priest is an interested person of the Fund by virtue of his position as an officer of BEA.

    The Fund pays annual compensation of $10,000, plus $500 for attendance per meeting of the Board of Directors or Committees thereof, plus certain out-of-pocket expenses, to each Director that is not affiliated with BEA, its investment adviser (three Directors are not affiliated with BEA). Each such Director is also a director of BEA Income Fund, Inc., and in that capacity receives the same annual and per-meeting fees, plus certain out-of-pocket expenses, for services as a director of such fund.

    The following table shows certain compensation information for the year ended December 31, 1996 for each Director who is not affiliated with BEA. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                                                                TOTAL NUMBER OF
                                              PENSION OR                            TOTAL          BOARDS OF
                                              RETIREMENT                         COMPENSATION     BEA-ADVISED
                             AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL    FROM FUND       INVESTMENT
                            COMPENSATION   AS PART OF FUND     BENEFITS UPON       AND FUND        COMPANIES
     NAME OF DIRECTOR        FROM FUND         EXPENSE           RETIREMENT        COMPLEX          SERVED
--------------------------  ------------   ----------------   ----------------   ------------   ---------------
Enrique R. Arzac+.........    $13,500             $0                 $0            $83,500            10
Lawrence J. Fox...........    $13,000             $0                 $0            $27,500             2
James S. Pasman, Jr.......    $13,000             $0                 $0            $27,500             2

------------------
+ On February 13, 1996, Prof. Arzac was elected as a director of eight other BEA-advised investment companies and therefore earned a prorated annual fee for his services in respect thereto for the 1996 fiscal year.

    The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the selection of the Fund's independent public accountants and reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. As of the date hereof, the members of the Audit Committee are Messrs. Arzac, Fox and Pasman. The Board of Directors of the Fund will consider nominees recommended by stockholders. Recommendations should be submitted to the Board in care of the Secretary of the Fund. The Fund does not have a compensation committee.

    During 1996, there were four meetings of the Board of Directors and two meetings of the Audit Committee. Each Director attended 75% or more of the aggregate number of the meetings of the Board of Directors and committees on which he served held during the period for which he was a Director.

    The following table shows certain information about officers of the Fund other than Mr. Priest, who is described above. Mr. Priest is the Chief Executive Officer of the Fund and has served in such position since February 1997.

                                   SHARES
                                BENEFICIALLY                                CURRENT PRINCIPAL OCCUPATION AND
                                  OWNED ON                                   PRINCIPAL EMPLOYMENT DURING THE
          NAME (AGE)            APRIL 4, 1997      POSITION WITH FUND                PAST FIVE YEARS
------------------------------  -------------   -------------------------  -----------------------------------
Richard J. Lindquist (36) ....        0         President and Chief        Executive Director of BEA
  153 East 53rd Street                          Investment Officer since   (3/97-present); Managing Director
  New York, NY 10022                            1996                       of BEA (4/95-2/97); Managing
                                                                           Director of CS First Boston
                                                                           Investment Management Corporation
                                                                           ("CSFBIM") (3/93-3/95); Director of
                                                                           CSFBIM (4/92-2/93).
Suzanne Moran (31) ...........        0         Investment Officer since   Vice President of BEA
  153 East 53rd Street                          1996                       (1/97-present); Assistant Vice
  New York, NY 10022                                                       President and Fixed Income Trader
                                                                           of BEA (5/95-12/96); Assistant Vice
                                                                           President and Portfolio Analyst at
                                                                           CS First Boston (8/91-4/95).
Paul P. Stamler (36) .........        0         Treasurer since 1996       Vice President of BEA
  153 East 53rd Street                                                     (6/93-present); self-employed as a
  New York, NY 10022                                                       certified public accountant
                                                                           (4/92-5/93); Vice President of
                                                                           Bear, Stearns & Co. Inc.
                                                                           (6/88-3/92).
Michael A. Pignataro (37) ....        0         Vice President and         Vice President of BEA
  153 East 53rd Street                          Secretary since 1996       (12/95-present); Assistant Vice
  New York, NY 10022                                                       President and Chief Administrative
                                                                           Officer for Investment Companies of
                                                                           BEA (9/89-12/95).
Wendy S. Setnicka (32) .......        0         Assistant Vice President   Assistant Vice President of BEA
  153 East 53rd Street                          and Assistant Secretary    (1/97-present); Administrative
  New York, NY 10022                            since 1996                 Officer for Investment Companies of
                                                                           BEA (11/93-present); Supervisor of
                                                                           Fund Accounting and Administration
                                                                           at Reich & Tang LP (6/89-11/93).

                                   SHARES
                                BENEFICIALLY                                CURRENT PRINCIPAL OCCUPATION AND
                                  OWNED ON                                   PRINCIPAL EMPLOYMENT DURING THE
          NAME (AGE)            APRIL 4, 1997      POSITION WITH FUND                PAST FIVE YEARS
------------------------------  -------------   -------------------------  -----------------------------------
John M. Corcoran (32) ........        0         Assistant Treasurer since  Vice President of the Administrator
  73 Tremont Street                             1994                       (7/96-present); Second Vice
  Boston, MA 02108-3913                                                    President of the Administrator
                                                                           (10/93-6/96); Audit Manager, Ernst
                                                                           & Young (8/87-9/93).

    By virtue of the responsibilities assumed by its investment adviser, the Fund itself requires no employees other than its officers, and none of its officers devotes full-time responsibilities to the affairs of the Fund. All officers are employees of and are compensated by BEA or the Administrator and do not receive any compensation from the Fund.

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act require the Fund's officers and directors, officers and directors of the Fund's investment adviser, certain affiliated persons of the Fund's investment adviser, and persons who beneficially own more than ten percent of the Fund's shares, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended December 31, 1996, all filing requirements applicable to such persons were complied with.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 2)

    The Directors, a majority of whom are not "interested persons" of the Fund (as defined in the 1940 Act), have selected and unanimously approved Price Waterhouse LLP as independent public accountants for the Fund for the year ending December 31, 1997. Price Waterhouse LLP has been the independent public accountants of the Fund since its organization. The ratification of the selection of independent public accountants is to be voted upon at the Meeting. It is the intention of the persons named in the accompanying Proxy to vote for the selection of Price Waterhouse LLP. A representative of Price Waterhouse LLP is expected to be present at the Meeting and will have the opportunity to make a statement if such representative so desires and is expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

                          APPROVAL OF AN AMENDMENT TO
                      THE FUND'S ARTICLES OF INCORPORATION
                                (PROPOSAL NO. 3)

    The current name of the Fund as set forth in the Fund's Articles of Incorporation is BEA Strategic Income Fund, Inc. The proposed amendment would amend the Articles of Incorporation of the Fund to state that "The name of the Fund is BEA Strategic Global Income Fund, Inc." The purpose of this amendment is to adopt a name for the Fund that reflects more closely its investment policy, as amended, and the Fund's greater focus on the international sector. At a meeting held on February 10, 1997, the Board of Directors approved an amendment to the Fund's non-fundamental investment policy that enables the Fund to invest up to 35% of its total assets in debt securities of sovereign and/or corporate issuers located in emerging markets. There is no requirement that such debt securities be rated investment grade or that they be comparable to investment grade securities.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3.

                                 OTHER MATTERS

    No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon in accordance with their best judgment in the interest of the Fund.

                            STOCKHOLDER'S PROPOSALS

    A stockholder proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1998 must be received by the Fund on or before December 14, 1997 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. A stockholder desiring to submit a proposal must be a record or beneficial owner of at least 1% of the outstanding shares or shares with a market value of $1,000 entitled to be voted at the meeting and must have held such shares for at least one year. Further, the stockholders must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                        BEA STRATEGIC INCOME FUND, INC.
                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned hereby appoints Paul P. Stamler and Michael A. Pignataro as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the other side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of BEA Strategic Income Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of stockholders on May 12, 1997, and at any adjournment thereof.

     (CONTINUED--SIGNATURE REQUIRED ON THE REVERSE SIDE OF THIS PROXY CARD)

--------------------------------------------------------------------------------

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND
                            "FOR" PROPOSALS 2 AND 3.
--------------------------------------------------------------------------------

PROPOSAL 1--ELECTION OF THE FOLLOWING NOMINEES AS                FOR nominees listed          WITHHOLD AUTHORITY
DIRECTORS:                                                    (except as marked to the     to vote for the nominees
              Enrique R. Arzac            James S. Pasman          contrary below)
                                                                         / /                          / /
              Lawrence J. Fox             William J. Priest, Jr.

(Instruction: To withhold authority for any individual, write the individual's name on the line provided below.)
--------------------------------------------------------------------------------

PROPOSAL 2--TO RATIFY THE SELECTION OF PRICE WATERHOUSE      FOR     AGAINST   ABSTAIN
LLP  AS INDEPENDENT PUBLIC ACCOUNTANTS  OF THE FUND FOR      / /       / /       / /
THE YEAR ENDING DECEMBER 31, 1997:

PROPOSAL 3--TO AMEND THE FUND'S ARTICLES OF INCORPORATION    FOR     AGAINST   ABSTAIN
TO CHANGE THE NAME OF THE FUND TO BEA STRATEGIC GLOBAL       / /       / /       / /
INCOME FUND, INC.

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                                  When shares are held by joint tenants, both
                                                  should sign.

                                When signing as attorney, executor,
                                administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                                Date: __________________________________________
                                _______________________   ______________________
                                Signature          Print Name
                                _______________________   ______________________
                                Signature if held  Print Name
                                jointly